Exhibit 10.26



                               CORPORATE GUARANTY


                            Date:  November 12, 1998

General Electric Capital Corporation
One Lincoln Centre
5400 LBJ Freeway
Suite 525
Dallas, Texas  75240


         To induce you to enter into, purchase or otherwise acquire, now or at any time hereafter, any promissory notes, security agreements, and/or any other documents or instruments evidencing or relating to, any lease, loan, extension of credit or other financial accommodation (collectively "Account Documents" and each an "Account Document") to KJ Transportation, Inc. and J&L Truck Leasing of Farmington, Inc., each a corporation organized and existing under the laws of the State of New York (collectively, "Customer"), but without in any way binding you to do so the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and assigns, the due regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter whether evidenced by an Account Document, on open account or otherwise, and whether it represents principal, interest, rent, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any leased equipment, collateral or security, or any other type of sum of any kind whatsoever that the Customer may owe to you now or at any time hereafter, and does hereby further guarantee to you, your successors and assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Customer may owe to you now or at any time hereafter (all such payment and performance obligations being collectively referred to as "Obligations"). Undersigned does hereby further guarantee to pay upon demand all losses, costs, attorneys' fees and expenses which may be suffered by you by reason of Customer's default or default of the undersigned.

         This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations. It is agreed that you may, upon any breach or default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment or performance by the Customer, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned at your election, without joinder of the Customer or any other person as parties thereto. The obligations of each signatory to this Guaranty shall be joint and several.

         The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity and enforceability of the Account Documents or any other document;
(b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other documents; (d) your failure or delay in obtaining any other guaranty of the Obligations (including without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

         This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

         The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws affecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

         Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest, demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain from the Customer on a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer's financial condition or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer, its successors or assigns, and you shall be binding upon and shall not affect the liability of the undersigned.

         Payment of all amounts now or hereafter owed to the undersigned by the Customer or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you as security therefor. The undersigned hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the Customer and any other obligor for any of the Obligations, any collateral therefor, or any other assets of the Customer or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid of payable to you by the undersigned hereunder, and the undersigned hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer or any other obligor for any of the Obligations, or realized from any of their respective assets.

         THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. In the event of litigation this Guaranty may be filed as a written consent to a trial by the court.

         As used in this Guaranty, the word "person" shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

         This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

         This Guaranty shall bind the undersigned's successors and assigns and the benefits thereof shall extend to and include your successors and assigns. In the event of default hereunder, you may at any time inspect undersigned's records, or at your option, undersigned shall furnish you with a current independent audit report.

         If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

         THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. The parties agree that any action or proceeding arising out of or relating to this Guaranty shall be commenced in any state or Federal court located in New York County, City of New York, State of New York, and that such courts shall have exclusive jurisdiction to hear and determine any claims or disputes between or among any of the parties hereto or thereto relating to the transaction contemplated by this Guaranty, and any investigation, litigation or proceeding related to or arising out of any such matters; provided, however, that the parties hereto acknowledge that any appeals from those courts may be heard by a court located outside of such jurisdiction. Each party hereto expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and hereby waives any objection which such party may have based upon lack of personal jurisdiction, improper venue or inconvenient form. The parties further agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address set forth herein, or as it may provide in writing from time to time, or as otherwise provided under the laws of the State of New York.

         Each signatory on behalf of a corporate guarantor warrants that he had authority to sign on behalf of such corporation and by so signing, to bind said guarantor corporation hereunder.

         IN WITNESS WHEREOF, this Corporate Guaranty is executed the day and year above written.


                                          TRANSIT GROUP, INC.


                                          By: /s/ Philip A. Belyew
                                          Name: Philip A. Belyew
                                          Title: CEO

                                          2859  Paces   Ferry Road
                                          Suite   1740
                                          Atlanta,  Georgia  30339
                                          Facsimile: (770) 444-0246


                                          By: /s/ Philip A. Belyew
                                          Name: Philip A. Belyew
                                          Title: CEO
                                          CAROLINA-PACIFIC DISTRIBUTORS, INC.
                                          Lessee

                                          By: /s/ Philip A. Belyew
                                          Name: Philip A. Belyew
                                          Title: CEO
                                          5265 Surrett Drive
                                          Archdale, North Carolina  27263
                                          Facsimile:  (336)434-4310


                                          CERTIFIED TRANSPORT, INC.
                                          Lessee

                                          By: /s/ Philip A. Belyew
                                          Name: Philip A. Belyew
                                          Title: CEO

                                          2415 W. Thompson Road
                                          Indianapolis, Indiana  46217
                                          Facsimile:  (317)780-6434


                                          RAINBOW TRUCKING SERVICES, INC.
                                          Lessee

                                          By: /s/ Philip A. Belyew
                                          Name: Philip A. Belyew
                                          Title: CEO

                                          2425 Ralph Avenue
                                          Louisville, Kentucky  40216
                                          Facsimile:  (502)448-8992


                                          TRANSPORTATION RESOURCES
                                          AND MANAGEMENT, INC.
                                          Lessee

                                          By: /s/ Philip A. Belyew
                                          Name: Philip A. Belyew
                                          Title: CEO

                                          5003 US 30 West
                                          Suite 1
                                          Fort Wayne, Indiana  46898
                                          Facsimile:  (219)471-0833


                                          CARROLL FULMER & CO., INC.
                                          Lessee

                                          By: /s/ Philip A. Belyew
                                          Name: Philip A. Belyew
                                          Title: CEO

                                          8340 American Way
                                          Groveland, Florida  34736
                                          Facsimile:  (352)429-1010


                                          KJ TRANSPORTATION, INC.
                                          Lessee

                                          By: /s/ Philip A. Belyew
                                          Name: Philip A. Belyew
                                          Title: CEO

                                          6070 Collette Road
                                          Farmington, New York  14425
                                          Facsimile:  (716)924-9959


                                          SERVICE EXPRESS, INC.
                                          Lessee

                                          By: /s/ Philip A. Belyew
                                          Name: Philip A. Belyew
                                          Title: CEO

                                          504 Bear Creek Cut Off Road
                                          Tuscaloosa, Alabama  35403
                                          Facsimile:  (205)345-6900


                                          DIVERSIFIED TRUCKING CORP.
                                          Lessee

                                          By: /s/ Philip A. Belyew
                                          Name: Philip A. Belyew
                                          Title: CEO

                                          309 Williamson Avenue
                                          Opelika, AL 36804-7313
                                          Facsimile: (334-)742-0592

                                          NORTHSTAR TRANSPORTATION, INC.
                                          Lessee

                                          By: /s/ Philip A. Belyew
                                          Name: Philip A. Belyew
                                          Title: CEO

                                          410 Twitchell Road
                                          Dothan, Alabama  36303
                                          Facsimile:  (334)712-2499

                                          TRANSIT LEASING, INC. f/k/a
                                          CAPITOL WAREHOUSE INC.
                                          Lessee


                                          By: /s/ Philip A. Belyew
                                          Name: Philip A. Belyew
                                          Title: CEO

                                          Facsimile:(770)444-0246

                                          J&L TRUCK LEASING OF FARMINGTON, INC.

                                          By: /s/ Philip A. Belyew
                                          Name: Philip A. Belyew
                                          Title: CEO

                                          Facsimile:(716)924-9959

                              CERTIFIED RESOLUTION

         The undersigned hereby certifies that he/she is Secretary of each of Transit Group, Inc., Carolina-Pacific Distributors, Inc., Certified Transport, Inc., Rainbow Trucking Services, Inc., Transportation Resources and Management, Inc., Carroll Fulmer & Co., Inc., Service Express, Inc., Diversified Trucking Corp., Northstar Transportation, Inc., and Transit Leasing, Inc. f/k/a Capitol Warehouse Inc.; that the following resolution was passed by unanimous consent of the Board of Directors of said corporations, that said resolution has not since been revoked or amended, and that the form of guaranty referred to therein is the form shown attached hereto:

         "RESOLVED, that it is to the benefit of this corporation that it execute a guaranty of the obligations of KJ Transportation, Inc. and J&L Truck Leasing of Farmington, Inc. to General Electric Capital Corporation ("GE Capital") and that the benefit to be received by this corporation from such guaranty is reasonably worth the obligations thereby guaranteed, and further that such guaranty shall be substantially in the form annexed to these minutes, and further that the Philip A. Belyew (title of officer) of this corporation is authorized to execute such guaranty on behalf of this corporation."

         WITNESS my hand on this 12th day of November, 1998.

(SEAL)
                                                     /s/ Wayne N. Nellums
                                                     Wayne N. Nellums
                                   Secretary


              CERTIFICATION AND REPRESENTATION BY SIGNING OFFICER

         The undersigned being the CEO of each of the corporations which executed the guaranty attached hereto, hereby certifies and represents to General Electric Capital Corporation that the undersigned executed the guaranty for and on behalf of said corporations and that in so executing said instrument the undersigned was duly authorized to do so in his/her named capacity as officer and by so executing to hereby bind said guarantor corporations to the terms of said instrument as therein set forth.


                                                        /s/ Philip A. Belyew
Dated: November 12, 1998                                Philip A. Belyew(L.S.)